Exhibit 10.35

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

This Amendment No. 1 to Credit Agreement and Security Agreement (this “Agreement”) dated as of May 25, 2006 (the “Agreement Date”), and effective as of February 17, 2006 (the “Effective Date”), is made by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), CERTAIN SUBSIDIARIES OF THE COMPANY party to the Credit Agreement (as defined below) pursuant to Section 2.24 of the Credit Agreement (each a “New Vehicle Borrower” and together with the Company, the “Borrowers” and each individually a “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and as Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer, and each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Company, the New Vehicle Borrowers, Bank of America, as Administrative Agent, Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer, and the Lenders have entered into that certain Credit Agreement dated as of February 17, 2006 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders (a) have made available to the Company (i) the Revolving Credit Facility, including a letter of credit facility and a revolving swing line facility, and (ii) the Used Vehicle Floorplan Facility, including a used vehicle floorplan swing line facility, and (b) have made available to the Borrowers the New Vehicle Floorplan Facility, including a new vehicle floorplan swing line facility; and

WHEREAS, the Company has entered into the Company Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the New Vehicle Borrowers under the Credit Agreement and the other Loan Documents; and

WHEREAS, each of the other Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed (subject to certain limitations set forth therein with respect to the Guarantors that are Silo Subsidiaries) the payment and performance of the obligations of each Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Company and the respective Loan Parties that are parties thereto have entered into the Security Agreement, the Pledge Agreement and other Security Instruments, securing the Obligations under the Credit Agreement and other Loan Documents; and

WHEREAS, the Borrowers have advised the Administrative Agent and the Lenders that the Borrowers desire to amend certain provisions of the Credit Agreement and the Security Agreement as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) The definition of “Vehicle” in Section 1.01 of the Credit Agreement is amended, so that, as amended, the definition shall read as follows:

“Vehicle” means an automobile or truck with a gross vehicle weight of less than 16,000 pounds which satisfies the following requirements: (a) the vehicle is owned by a Grantor free of any title defects or any liens or interests of others except the security interest in favor of the Administrative Agent for the benefit of the Secured Parties and other Liens to which the Administrative Agent consents in writing in its sole discretion; (b) except as set forth in Section 6.13, the vehicle is located at one of the locations identified in Schedule 6.13; and (c) the vehicle is held for sale in the ordinary course of a Grantor’s business and is of good and merchantable quality; provided that, in the case of vehicles financed under the New Vehicle Floorplan Facility, “Vehicle” shall include (i) any Vehicle described above or (ii) any truck with a gross vehicle weight of 16,000 pounds or more (each, a “Heavy Truck”) so long as (A) such truck satisfies the requirements of clauses (a) through (c) above and (B) the aggregate Outstanding Amount of New Vehicle Floorplan Committed Loans and New Vehicle Floorplan Swing Line Loans used to finance Heavy Trucks does not exceed $35,000,000 at any time.

(b) The fourth sentence of Section 2.12(a) of the Credit Agreement is amended, so that, as amended, the sentence shall read as follows:

“Each Borrowing of or conversion to Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof.”

(c) Schedule 2A.03(a) of the Credit Agreement is amended, so that, as amended, such schedule shall be Schedule 2A.03(a) as attached to this Agreement.

(d) Section 6.13 of the Credit Agreement is amended, so that, as amended, the section shall read as follows:

“Keep the Vehicles only at the locations set forth on Schedule 6.13, as such schedule may be revised from time to time as set forth in the Compliance Certificate delivered pursuant to Section 6.02(a), except that Vehicles may, in the ordinary course of business, (i) be temporarily in transit to or between such locations or (ii) be temporarily removed from such locations (a) for repair, (b)

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when being test driven by potential customers or (c) in the case of Heavy Trucks, for conversion of any such Heavy Truck at a conversion facility, provided that, (1) if requested by the New Vehicle Swing Line Lender in its sole discretion during a floorplan audit, the Company or the applicable New Vehicle Borrower shall provide the New Vehicle Swing Line Lender with the name, location and contact information of the conversion facility or other information reasonably requested by the New Vehicle Swing Line Lender with respect to such Heavy Truck, and (2) if the applicable customer has purchased the applicable Heavy Truck, the conversion facility may transport such Heavy Truck directly to such customer.”

(e) Schedule 6.13 of the Credit Agreement is amended, so that, as amended, such schedule shall be Schedule 6.13 as attached to this Agreement.

(f) Section 6.14(iv) and 6.14(v) of the Credit Agreement are amended, so that, as amended, such sections shall read as follows:

“(iv) unless the Required Lenders expressly waive such requirement in accordance with Section 10.01, in the case of any single Acquisition or any related series of Acquisitions with an aggregate Cost of Acquisition of $25,000,000 or more, an opinion or opinions of counsel to such Restricted Subsidiary dated as of the date of delivery of such Joinder Agreements (and other Loan Documents) provided for in this Section 6.14 and addressed to the Administrative Agent, in form and substance acceptable to the Administrative Agent;

(v) the documents described in Sections 4.01(a)(iii), (iv), (vii), (xiii), (xiv), (xxv) and (xxvi) with respect to such Restricted Subsidiary; and”.

(g) Section 7.04(b) of the Credit Agreement is amended by deleting the word “and” at the end of such section, Section 7.04(c) of the Credit Agreement is re-numbered as Section 7.04(d) and a new Section 7.04(c) is added, so that, as amended, such Sections 7.04(c) and (d) shall read as follows:

“(c) any Subsidiary may Dispose of all or substantially all of its assets to or in favor of any Person in one transaction or in a series of transactions, provided that such Disposition or Dispositions satisfy the requirements of Section 7.05(i); and

(d) any Subsidiary which has Disposed of all or substantially all of its assets in accordance with the terms of this Agreement may be dissolved or have its entity status terminated.”

2. Amendment to Schedule 7(f) of the Security Agreement. Subject to the terms and conditions set forth herein, Schedule 7(f) of the Security Agreement is amended so that, as amended, such schedule shall be Schedule 7(f) as attached to this Agreement.

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3. Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement and Security Agreement herein provided shall become effective as of February 17, 2006, upon satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received eighteen (18) original counterparts of this Agreement, duly executed by each Borrower, Bank of America, as Administrative Agent, Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer, each Guarantor and the Required Lenders; and

(b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) to the extent invoiced on or prior to the Amendment Date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

4. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c) This Agreement has been duly authorized, executed and delivered by the Borrowers and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d) No Default or Event of Default has occurred and is continuing.

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6. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

9. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby. All references in any of the Loan Documents to the “Security Agreement” shall mean the Security Agreement, as amended hereby.

12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:

SONIC AUTOMOTIVE, INC., as a Borrower and as a Guarantor

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	CFO

NEW VEHICLE BORROWERS:

AVALON FORD, INC.
CAPITOL CHEVROLET AND IMPORTS, INC.
FAA AUTO FACTORY, INC.
FAA BEVERLY HILLS, INC.
FAA CAPITOL N, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA DUBLIN N, INC.
FAA DUBLIN VWD, INC.
FAA LAS VEGAS H, INC.
FAA POWAY T, INC.
FAA SAN BRUNO, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FAA STEVENS CREEK, INC.
FORT MYERS COLLISION CENTER, LLC
FRANCISCAN MOTORS, INC.
KRAMER MOTORS INCORPORATED
MARCUS DAVID CORPORATION
MOUNTAIN STATES MOTORS CO., INC.
ONTARIO L, LLC
PHILPOTT MOTORS, LTD., in each case as a New Vehicle Borrower and as a Guarantor

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	CFO

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page

RIVERSIDE NISSAN, INC.
SANTA CLARA IMPORTED CARS, INC.,
SONIC AUTOMOTIVE – 1400 AUTOMALL DRIVE, COLUMBUS, INC.
SONIC AUTOMOTIVE – 1455 AUTOMALL DRIVE, COLUMBUS, INC.
SONIC AUTOMOTIVE – 1500 AUTOMALL DRIVE, COLUMBUS, INC.
SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC
SONIC AUTOMOTIVE – 6008 N. DALE MABRY, FL, INC.
SONIC AUTOMOTIVE – 9103 E. INDEPENDENCE, NC, LLC
SONIC ADVANTAGE PA, L.P.
SONIC – ANN ARBOR IMPORTS, INC.
SONIC – BETHANY H, INC.
SONIC – BUENA PARK H, INC.
SONIC – CADILLAC D, L.P.
SONIC – CALABASAS A, INC.
SONIC – CALABASAS V, INC.
SONIC – CAPITOL IMPORTS, INC.
SONIC – CARROLLTON V, L.P.
SONIC – CLEAR LAKE VOLKSWAGEN, L.P.
SONIC – CREST H, LLC
SONIC – DENVER T, INC.
SONIC – DOWNEY CADILLAC, INC.
SONIC – ENGLEWOOD M, INC.
SONIC – FM VW, INC.
SONIC – FORT WORTH T, L.P.
SONIC – FREELAND, INC.
SONIC – HARBOR CITY H, INC.
SONIC – HOUSTON V, L.P
SONIC – JERSEY VILLAGE VOLKSWAGEN, L.P.
SONIC – LAKE NORMAN DODGE, LLC
SONIC – LLOYD NISSAN, INC.
SONIC – LUTE RILEY, L.P.
SONIC – MANHATTAN FAIRFAX, INC.
SONIC – MASSEY CHEVROLET, INC.
SONIC – MESQUITE HYUNDAI, L.P., in each case as a New Vehicle Borrower and as a Guarantor

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	CFO

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page

SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC MONTGOMERY B, INC.
SONIC – NEWSOME OF FLORENCE, INC.
SONIC – NORTH CHARLESTON, INC.
SONIC – OKLAHOMA T, INC.
SONIC – ROCKVILLE IMPORTS, INC.
SONIC – ROCKVILLE MOTORS, INC.
SONIC SANTA MONICA S, INC.
SONIC – SERRAMONTE I, INC.
SONIC – SHOTTENKIRK, INC.
SONIC – STEVENS CREEK B, INC.
SONIC TYSONS CORNER H, INC.
SONIC TYSONS CORNER INFINITI, INC.
SONIC – UNIVERSITY PARK A, L.P.
SONIC – VOLVO LV, LLC
SONIC – WEST COVINA T, INC.
SONIC – WILLIAMS BUICK, INC.
SONIC – WILLIAMS IMPORTS, INC.
SONIC – WILLIAMS MOTORS, LLC
SONIC – 2185 CHAPMAN RD., CHATTANOOGA, LLC
SPEEDWAY CHEVROLET, INC.
VILLAGE IMPORTED CARS, INC.
WINDWARD, INC.
WRANGLER INVESTMENTS, INC. , in each case as a New Vehicle Borrower and as a Guarantor

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	CFO

OTHER GUARANTORS:

ARNGAR, INC.
AUTOBAHN, INC.
COBB PONTIAC – CADILLAC, INC.
CORNERSTONE ACCEPTANCE CORPORATION
FAA CAPITOL F, INC.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	CFO

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page

FAA HOLDING CORP.
FAA POWAY G, INC.
FAA POWAY H, INC.
FAA TORRANCE CPJ, INC.
FIRSTAMERICA AUTOMOTIVE, INC.
FORT MILL FORD, INC.
FREEDOM FORD, INC.
FRONTIER OLDSMOBILE – CADILLAC, INC.
L DEALERSHIP GROUP, INC.
MASSEY CADILLAC, INC., a Tennessee corporation
ROYAL MOTOR COMPANY, INC.
SONIC AUTOMOTIVE – BONDESEN, INC.
SONIC AUTOMOTIVE – CLEARWATER, INC.
SONIC AUTOMOTIVE F&I, LLC
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF GEORGIA, INC.
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC AUTOMOTIVE OF TENNESSEE, INC.
SONIC AUTOMOTIVE OF TEXAS, L.P.
SONIC AUTOMOTIVE SERVICING COMPANY, LLC
SONIC AUTOMOTIVE SUPPORT, LLC
SONIC AUTOMOTIVE WEST, LLC
SONIC AUTOMOTIVE – 1720 MASON AVE., DB, INC.
SONIC AUTOMOTIVE – 1720 MASON AVE., DB, LLC
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE – 3700 WEST BROAD STREET, COLUMBUS, INC.
SONIC AUTOMOTIVE – 4000 WEST BROAD STREET, COLUMBUS, INC.
SONIC AUTOMOTIVE – 4701 I-10 EAST, TX, L.P.
SONIC AGENCY, INC.
SONIC – CAMP FORD, L.P.
SONIC – CAPITOL CADILLAC, INC.
SONIC – CARSON F, INC.
SONIC – CARSON LM, INC.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	CFO

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page

SONIC – COAST CADILLAC, INC.
SONIC – CREST CADILLAC, LLC
SONIC DEVELOPMENT, LLC
SONIC DIVISIONAL OPERATIONS, LLC
SONIC – FM AUTOMOTIVE, LLC
SONIC – FM, INC.
SONIC – FORT MILL DODGE, INC.
SONIC – FRANK PARRA AUTOPLEX, L.P.
SONIC – GLOBAL IMPORTS, L.P.
SONIC HOUSTON LR, L.P.
SONIC – LS, LLC
SONIC – LS CHEVROLET, L.P.
SONIC – LAS VEGAS C EAST, LLC
SONIC – LAS VEGAS C WEST, LLC
SONIC – LLOYD PONTIAC – CADILLAC, INC.
SONIC – LONE TREE CADILLAC, INC.
SONIC – MASSEY PONTIAC BUICK GMC, INC.
SONIC MOMENTUM B, L.P.
SONIC MONTGOMERY FLM, INC.
SONIC NASHVILLE M, LLC
SONIC – NEWSOME CHEVROLET WORLD, INC.
SONIC – NORTH CADILLAC, INC.
SONIC – NORTH CHARLESTON DODGE, INC.
SONIC OF TEXAS, INC.
SONIC PEACHTREE INDUSTRIAL BLVD., L.P.
SONIC – PLYMOUTH CADILLAC, INC.
SONIC – READING, L.P.
SONIC RESOURCES, INC.
SONIC – RICHARDSON F, L.P.
SONIC – RIVERSIDE, INC.
SONIC – SANFORD CADILLAC, INC.
SONIC SANTA MONICA M, INC.
SONIC – SATURN OF SILICON VALLEY, INC.
SONIC – STONE MOUNTAIN CHEVROLET, L.P.
SONIC – STONE MOUNTAIN T, L.P.
SONIC WALNUT CREEK M, INC.
SONIC – WEST RENO CHEVROLET, INC.
SONIC – WILLIAMS CADILLAC, INC.
STEVENS CREEK CADILLAC, INC.
TOWN AND COUNTRY FORD, INCORPORATED
Z MANAGEMENT, INC.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	CFO

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page

SRE HOLDING, LLC
SRE ALABAMA – 5, LLC
SRE SOUTH CAROLINA – 3, LLC
SREALESTATE ARIZONA – 2, LLC
SREALESTATE ARIZONA – 3, LLC
SRE CALIFORNIA – 2, LLC
SRE FLORIDA – 1, LLC
SRE FLORIDA – 2, LLC
SRE NORTH CAROLINA – 2, LLC
SRE OKLAHOMA – 1, LLC
SRE OKLAHOMA – 5, LLC
SRE TEXAS – 1, L.P.
SRE TEXAS – 2, L.P.
SRE TEXAS – 3, L.P.
SRE TEXAS – 4, L.P.
SRE TEXAS – 6, L.P.
SRE TEXAS – 8, L.P.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	CFO

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anne M. Zeschke
Name:	Anne M. Zeschke
Title:	Assistant Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

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LENDERS:

BANK OF AMERICA, N.A., as a Lender, Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer

By:	/s/ M. Patricia Kay
Name:	M. Patricia Kay
Title:	Senior Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page

JPMORGAN CHASE BANK, N.A., as Syndication Agent and as a Lender

By:	/s/ Jeffrey G. Calder
Name:	Jeffrey G. Calder
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page

TOYOTA MOTOR CREDIT CORPORATION, as Documentation Agent and as a Lender

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page

BMW FINANCIAL SERVICES NA, LLC, as a Lender

By:	/s/ John B. Nore
Name:	John B. Nore
Title:	GM, Retailer Finance

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page

CAROLINA FIRST BANK, as a Lender

By:	/s/ Kevin M. Short
Name:	Kevin M. Short
Title:	SVP

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

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COMERICA BANK, as a Lender

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

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GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Rebecca A. Ford
Name:	Rebecca A. Ford
Title:	Duly Authorized Signatory

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page

NISSAN MOTOR ACCEPTANCE CORPORATION, as a Lender

By:	/s/ Brian P. Fallon
Name:	Brian P. Fallon
Title:	Senior Manager, Commercial Credit

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page

SOVEREIGN BANK, as a Lender

By:	/s/ Kyle S. Bourque
Name:	Kyle S. Bourque
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

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SUNTRUST BANK, as a Lender

By:	/s/ Thomas F. Parrott
Name:	Thomas F. Parrott
Title:	Vice President

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

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WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael R. Burkitt
Name:	Michael R. Burkitt
Title:	SVP

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

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WORLD OMNI FINANCIAL CORP., as a Lender

By:
Name:
Title:

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

Signature Page